Execution Version

AMENDMENT NO. 9 TO

TRANSFER AND ADMINISTRATION AGREEMENT

THIS AMENDMENT NO. 9 TO TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of October 18, 2012, is by and among Thoroughbred Funding, Inc., a Virginia corporation (the “SPV”), Norfolk Southern Railway Company, a Virginia corporation, as originator (in such capacity, the “Originator”), and as servicer (in such capacity, the “Servicer”), the “Conduit Investors” party hereto, the “Committed Investors” party hereto, the “Managing Agents” party hereto, THE BANK  OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as the Administrative Agent for the Investors, CRC FUNDING, LLC (“CRC Funding”), CAFCO, LLC (“CAFCO”), CHARTA, LLC (“CHARTA”), CIESCO, LLC (“CIESCO” and, together with CRC Funding, CAFCO and CHARTA, collectively the “Citi Conduits” and each a “Citi Conduit”) and CITIBANK, N.A. (“Citi”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Transfer and Administration Agreement (defined below).

WHEREAS, the SPV, the Servicer, NSC, the Conduit Investors, the Committed Investors, the Managing Agents and the Administrative Agent are parties to that certain Transfer and Administration Agreement dated as of November 8, 2007 (as amended, supplemented or otherwise modified as of the date hereof, the “Transfer and Administration Agreement”); and

WHEREAS, the parties to the Transfer and Administration Agreement have agreed to amend the Transfer and Administration Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                 Amendment to the Transfer and Administration Agreement.  Effective as of the date first written above and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Transfer and Administration Agreement is hereby amended as follows:

1.1.            The definition of “Alternate Rate” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“Alternate Rate” means (i) with respect to the Investor Group for which Bank of America, N.A. is the Managing Agent for each day during any Rate Period for any Portion of Investment, an interest rate per annum equal to the LIBO Rate for such day plus the Used Fee Rate (as defined in the Fee Letter); provided, that, notwithstanding the foregoing, on any day during any Rate Period that any Portion of Investment is funded or maintained by one or more Committed Investors in any other Investor Group, the “Alternate Rate” under this clause (i) shall be the interest rate per annum set forth in clause (ii) hereof, and (ii) with respect to any other Investor Group for any Rate Period for any Portion of Investment, an interest rate per annum equal to the LIBO Rate plus 2.00%.

1.2.            The definition of “Commitment Termination Date” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment Termination Date” means October 17, 2013, or such later date to which the Commitment Termination Date may be extended by the Committed Investors (in their sole discretion).

1.3.            The definition of “CP Rate” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“CP Rate” means, for any Conduit Investor for any Rate Period for any Portion of Investment, the rate equivalent to the rate (or if more than one rate, the weighted average of the rates) of interest or discount accruing on all Commercial Paper issued by such Conduit Investor during such Rate Period plus if not included in the calculation of the foregoing rate or discount, any and all applicable issuing and paying agent fees and commissions of placement agents and commercial paper dealers in respect of such Commercial Paper and other costs associated with funding small or odd-lot amounts; provided, however, that if the rate (or rates) as agreed between any such agent or dealer and such Conduit Investor is a discount rate (or rates), the “CP Rate” for such Conduit Investor for such Rate Period shall be the rate (or if more than one rate, the weighted average of the rates) resulting from the related Managing Agent’s converting such discount rate (or rates) to an interest-bearing equivalent rate per annum. On the fifth Business Day of each calendar month, each Managing Agent shall calculate the CP Rate for the most recently ended Rate Period and shall notify the SPV and the Servicer of such CP Rate.

1.4.            Clause (e) of the definition of “Eligible Receivable” appearing in Section 1.1 of the Transfer and Administration Agreement is hereby amended to insert the word “not” immediately before the words “a Drummond Receivable”.

1.5.            The definition of “JPMorgan CP Rate” appearing in Section 1.1 of the Transfer and Administration Agreement is hereby deleted in its entirety.

1.6.            Clause (d)(iii) of Section 2.1 of the Transfer and Administration Agreement is hereby amended to delete the word “or” appearing immediately before clause (B) and insert the word “and” in the place thereof.

1.7.            The first sentence of Section 2.7 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

All amounts to be paid or deposited by the SPV or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (New York City time) on the day when due in immediately available funds; if such amounts are payable to the Administrative Agent or any Managing Agent (whether on behalf of any Investor or otherwise) such amounts shall be paid or deposited in the account indicated for the Administrative Agent or such Managing Agent, as applicable, under the heading “Payment Information” on Schedule 11.3 hereto, until otherwise notified by the Administrative Agent or such Managing Agent, as applicable.

1.8.            The portion of clause (a) of Section 9.2 of the Transfer and Administration Agreement appearing before clause (i) thereof is hereby amended and restated in its entirety to read as follows:

(a)        If after the Closing Date, any Regulatory Requirement:

1.9.            Clause (a)(ii) of Section 9.2 of the Transfer and Administration Agreement is hereby amended to insert the phrase “assessment, fee, insurance charge,” immediately before the words “special deposit or similar requirement”.

1.10.        The paragraph immediately following clause (iii) of Section 9.2(a) of the Transfer and Administration Agreement is hereby amended to (1) insert the phrase “, or to require any payment calculated by reference to the amount of interest or loans held or interest received by,” immediately after the words “any sum received or receivable by” and (2) delete the words “as will” appearing immediately before the words “compensate such Indemnified Party” and insert the phrase “charged to such Indemnified Party or such amounts to otherwise” in the place thereof.

1.11.        Clause (b) of Section 9.2 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

(b)        If any Indemnified Party shall have determined that after the date hereof, any Regulatory Requirement, has or would have the effect of reducing the rate of return on capital or assets of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's obligations hereunder or with respect hereto to a level below that which such Indemnified Party (or its parent) could have achieved but for such Regulatory Requirement (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Indemnified Party to be material, then from time to time, within ten (10) days after demand by such Indemnified Party through the Administrative Agent, the SPV shall pay to the Administrative Agent, for the benefit of such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction.

1.12.        Section 9.2 of the Transfer and Administration Agreement is hereby amended to add the following new paragraph immediately following clause (c) thereof:

As used herein, “Regulatory Requirement” shall mean (i) the adoption after the Closing Date of any applicable Law (including any Law regarding capital adequacy or liquidity coverage) or any change therein after the Closing Date or (ii) any change after the Closing Date in the interpretation or administration of any applicable Law or compliance with any request or directive (whether or not having the force of law) of any Official Body charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such Official Body; provided, that for purposes of this definition (x) the United States bank regulatory rule titled Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance; Regulatory Capital; Impact of Modification to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues adopted on December 15, 2009, (y) the Dodd-Frank Wall Street Reform and Consumer Protection Program Act and all requests, rules, guidelines or directives thereunder, issued in connection therewith or in implementation thereof, and (z) all requests, rules, guidelines and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, shall in each case be deemed to be a “Regulatory Requirement”, regardless of the date enacted, adopted, issued or implemented.

1.13.        Clause (a) of Section 9.4 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

(a)                The SPV agrees, upon receipt of a written invoice, to pay or cause to be paid, and to save the Investors and the Agents harmless against liability for the payment of, all reasonable out-of-pocket expenses (including attorneys’, accountants’ and other third parties’ fees and expenses, any filing fees and expenses incurred by officers or employees of any Investor and/or the Agents and rating agency fees) or intangible, documentary or recording taxes incurred by or on behalf of any Investor or the Agents (i) in connection with the preparation, negotiation, execution and delivery of this Agreement, the other Transaction Documents and any documents or instruments delivered pursuant hereto and thereto and the transactions contemplated hereby or thereby (including the perfection or protection of the Asset Interest) and (ii) from time to time (A) relating to any amendments, waivers or consents under this Agreement and the other Transaction Documents, (B) arising in connection with any Investor’s or the Agents’ enforcement or preservation of rights (including the perfection and protection of the Asset Interest under this Agreement), or (C) arising in connection with any audit, dispute, disagreement, litigation or preparation for litigation involving this Agreement or any of the other Transaction Documents (all of such amounts, collectively, “Transaction Costs”).

1.14.        Section 11.2 of the Transfer and Administration Agreement is hereby amended to add the following as new clause (d) thereof:

(d)        Each Conduit Investor (or its Managing Agent on its behalf) shall, to the extent required, under a Liquidity Agreement or otherwise, provide written notice of any amendment, modification or waiver in respect of this Agreement to Moody’s, S&P or any other rating agency engaged to rate the commercial paper of such Conduit Investor.

1.15.        Each instance of the phrase “either Managing Agent” appearing in the Transfer and Administration Agreement is hereby replaced with the phrase “any Managing Agent”.

1.16.        Schedule II of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule I hereto.

1.17.        Schedule IV of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule II hereto.

1.18.        Schedule 11.3 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule III hereto.

Section 2.                 Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Effective Date”) upon:

2.1.            the receipt by the Administrative Agent of this Amendment and the Fee Letter, dated as of the Effective Date (the “Fee Letter”), duly executed by the parties hereto and thereto;

2.2.            the receipt (i) Chariot by of the amounts to be paid to Chariot by Victory and CRC Funding pursuant to the last sentence of Section 3.1 and (ii) by BofA of the amount to be paid by Victory to BofA pursuant to the last sentence of Section 3.1, in each case, by wire transfer of immediately available funds to the account specified by the applicable payee;

2.3.            the receipt by JPM, for its own account and for the account of Chariot, of an amount equal to $84,808.78, constituting all accrued Yield, fees and other Aggregate Unpaids owing to JPM, as Managing Agent and Committed Investor, and Chariot, as Conduit Investor, as of the date hereof (collectively, the “Outstanding JPM Amounts”), by wire transfer of immediately available funds to the account specified by JPM to the SPV; provided, that JPM and the SPV shall perform a reconciliation within thirty (30) days of the date hereof, and if the Outstanding JPM Amounts do not equal $84,808.78, then either (i) the SPV shall pay to JPM any amount by which the Outstanding JPM Amounts exceed $84,808.78 or (ii) JPM shall pay to the SPV any amount by which the Outstanding JPM Amounts are less than $84,808.78;

2.4.            the receipt by each Managing Agent of the upfront fee required to be paid pursuant to the Fee Letter to such Managing Agent by wire transfer of immediately available funds to the account specified in the Fee Letter for such Managing Agent; and

2.5.            the receipt by the Administrative Agent and each Managing Agent, including Citi, of each of the other items listed on Schedule IV hereto, each in form and substance satisfactory to the Administrative Agent and each Managing Agent.

Section 3.                 Assignment and Assumption.

3.1.            Effective as of the Effective Date, in each case, without recourse and without representation and warranty, (x) each of Chariot Funding LLC (“Chariot”) and Bank of America, N.A. (“BofA”) hereby sells and assigns to Victory Receivables Corporation (“Victory”), and Victory hereby purchases and assumes from each of Chariot and BofA, a 6.6667% portion of all of Chariot’s and BofA’s respective rights and obligations under the Transfer and Administration Agreement and the other Transaction Documents (except, in the case of BofA, for any of its obligations as Committed Investor, including, without limitation, its Commitment), and (y) Chariot hereby sells and assigns to CRC Funding, and CRC Funding hereby purchases and assumes from Chariot, a 93.3333% portion of all of Chariot’s rights and obligations under the Transfer and Administration Agreement and the other Transaction Documents.  In consideration of the foregoing sales and assignments, (i) Victory shall make a payment of (A) $2,380,952.29 to Chariot and (B) $2,380,952.29 to BofA and (ii) CRC Funding shall make a payment of $33,333,333.42 to Chariot, each such payment to be made in immediately available funds to the account of the applicable payee as such payee shall direct.

3.2.            Effective as of the Effective Date, in each case, without recourse and without representation and warranty, (x) each of JPMorgan Chase Bank, N.A. (“JPM”), in its capacity as a Committed Investor, and BofA, in its capacity as a Committed Investor, hereby sells and assigns to BTMU, in its capacity as a Committed Investor, and BTMU, in its capacity as a Committed Investor, hereby purchases and assumes from each of JPM and BofA, a 6.6667% portion of all of JPM’s and BofA’s respective rights and obligations under the Transfer and Administration Agreement and the other Transaction Documents, in its capacity as Committed Investor (except, in the case of BofA, for its rights assigned to Victory pursuant to Section 3.1 hereof), and (y) JPM, in its capacity as a Committed Investor, hereby sells and assigns to Citi, in its capacity as a Committed Investor, and Citi, in its capacity as a Committed Investor, hereby purchases and assumes from JPM, in its capacity as Committed Investor, a 93.3333% portion of all of JPM’s rights and obligations under the Transfer and Administration Agreement and the other Transaction Documents, in its capacity as a Committed Investor.  After giving effect to the foregoing sales and assignments, the Commitments of the Committed Investors will be as set forth on Schedule III of the Transfer and Administration Agreement as amended hereby.

3.3.            Each of Chariot, JPM and BofA (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Adverse Claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or the Receivables, any other Transaction Document or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the SPV, the Servicer, NSC or the Originator or the performance or observance by any of the SPV, the Servicer, NSC or the Originator of any of its obligations under the Agreement, any other Transaction Document, or any instrument or document furnished pursuant thereto.

3.4.            Each of the Citi Conduits and Citi (i) confirms that it has received a copy of the Agreement and the First Tier Agreement together with copies of the financial statements referred to in Section 6.1(a) of the Agreement, to the extent delivered through the date hereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any of its Affiliates, any other Committed Investor or Conduit Investor, or any Managing Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and any other Transaction Document; (iii) (A) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto and (B) appoints and authorizes Citi to act as Managing Agent for the related Investor Group and to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement and the other Transaction Documents as are delegated to a Managing Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Conduit Investor or Committed Investor, as applicable.

3.5.            Effective as of the Effective Date, (i) each of CRC Funding, LLC, CAFCO, LLC, CHARTA, LLC and CIESCO, LLC shall be a party to the Agreement and, to the extent provided in this Section 3, have the rights and obligations of a Conduit Investor thereunder, (ii) Citi shall be a party to the Agreement and, to the extent provided in this Section 3, have the rights and obligations of a Committed Investor thereunder, (iii) there shall be a new Investor Group consisting of CRC Funding, LLC, CAFCO, LLC, CHARTA, LLC and CIESCO, LLC as the Conduit Investors, Citi as the Committed Investor and Citi as Managing Agent, (iv) Chariot, JPM and BofA shall, to the extent of the foregoing assignments, relinquish their respective rights and be released from their respective obligations under the Agreement, and (v) Chariot, as Conduit Investor, and JPM, as Committed Investor and as Managing Agent shall cease to be party to the Agreement and shall have no further rights or obligations thereunder; provided that the provisions of Article IX and Sections 11.11 and 11.12 of the Transfer and Administration Agreement shall continue in effect for their benefit in respect of any actions taken or omitted to be taken by any of them as “Conduit Investor”, “Committed Investor” or “Managing Agent”, as applicable, under the Transfer and Administration Agreement and the other Transaction Documents prior to the Effective Date.

3.6.            From and after the Effective Date, the Administrative Agent shall make all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments in respect of such interest in Net Investment, Yield and fees) to the applicable assignees. The assignors and assignees shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves.

Section 4.                 Representations and Warranties.

4.1.            Each of the SPV and the Originator hereby represents and warrants that:

(a)                This Amendment, the Transfer and Administration Agreement, as amended hereby, and the First Tier Agreement, constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their terms.

(b)               Upon the effectiveness of this Amendment and after giving effect hereto, the covenants, representations and warranties of each such party, respectively, set forth in Articles IV and VI of the Transfer and Administration Agreement, as applicable, and as amended hereby, are true and correct in all material respects as of the date hereof.

(c)                The SPV hereby represents and warrants that, upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.

Section 5.                 Reference to and Effect on the Transfer and Administration Agreement.

5.1.            Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Transfer and Administration Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Transfer and Administration Agreement and its amendments, as amended hereby.

5.2.            The Transfer and Administration Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

5.3.            Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Conduit Investors, the Committed Investors, the Managing Agents or the Administrative Agent, nor constitute a waiver of any provision of the Transfer and Administration Agreement, any Transaction Document or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Section 6.                 CHOICE OF LAW.      THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 7.                 Execution of Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery by facsimile of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

Section 8.                 Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

 [Signature pages follow.]

In Witness Whereof, the parties hereto have executed and delivered this Amendment as of the date first written above.

THOROUGHBRED FUNDING, INC.,

as SPV

By:   /s/ Marta R. Stewart

Name:  Marta R. Stewart

Title:    Chairman and President

NORFOLK SOUTHERN RAILWAY COMPANY,

as Originator and as Servicer

By:   /s/ Marta R. Stewart

Name:  Marta R. Stewart

Title:    Vice President and Treasurer

NORFOLK SOUTHERN CORPORATION

By:   /s/ Marta R. Stewart

Name:  Marta R. Stewart

Title:    Vice President and Treasurer

Signature Page to Amendment No. 9 to

Transfer and Administration Agreement

JPMORGAN CHASE BANK, N.A.,

as a Managing Agent and a Committed Investor

By:  /s/ Corina Mills

Name:  Corina Mills

Title:    Executive Director

CHARIOT FUNDING LLC,

as a Conduit Investor

By:       JPMorgan Chase Bank, N.A.,

            its Attorney-in-Fact

By:   /s/ Corina Mills

Name:  Corina Mills

Title:    Executive Director

Signature Page to Amendment No. 9 to

Transfer and Administration Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION,

as a Managing Agent and a Committed Investor

By:  /s/ Christopher Haynes

Name:  Christopher Haynes

Title:    Vice President

Signature Page to Amendment No. 9 to

Transfer and Administration Agreement

Victory Receivables Corporation,

as a Conduit Investor

By:  /s/ David V. DeAngelis

Name:  David V. DeAngelis

Title:    Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

NEW YORK BRANCH,

as Administrative Agent and a Managing Agent

By:  /s/ Christopher Pohl

Name:  Christopher Pohl

Title:    Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

NEW YORK BRANCH,

as a Committed Investor

By: /s/ Charles Stewart

Name:  Charles Stewart

Title:    Director

Signature Page to Amendment No. 9 to

Transfer and Administration Agreement

CRC FUNDING, LLC, as a Conduit Investor

By:  Citibank, N.A.,

        its attorney-in-fact

By: /s/ Steffen Lunde

Name:  Steffen Lunde

Title:    Vice President

CAFCO, LLC, as a Conduit Investor

By:  Citibank, N.A.,

        its attorney-in-fact

By: /s/ Steffen Lunde

Name:  Steffen Lunde

Title:    Vice President

CHARTA, LLC, as a Conduit Investor

By:  Citibank, N.A.,

        its attorney-in-fact

By: /s/ Steffen Lunde

Name:  Steffen Lunde

Title:    Vice President

CIESCO, LLC, as a Conduit Investor

By:  Citibank, N.A.,

        its attorney-in-fact

By: /s/ Steffen Lunde

Name:  Steffen Lunde

Title:   Vice President

CITIBANK, N.A.,

as a Managing Agent and a Committed Investor

By: /s/ Steffen Lunde

Name:  Steffen Lunde

Title:    Vice President

Signature Page to Amendment No. 9 to

Transfer and Administration Agreement

Schedule I to Amendment No. 9 to

Transfer and Administration Agreement

SCHEDULE II
Investor Groups

BTMU Investor Group

Conduit Investor:  Victory Receivables Corporation

Committed Investor:  The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch

Commitment of The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch:  $116,666,667

Managing Agent:  The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch

Bank of America Investor Group

Conduit Investor:  N/A

Committed Investor:  Bank of America, N.A.

Commitment of Bank of America, N.A.:  $116,666,667

Managing Agent:  Bank of America, N.A.

Citi Investor Group

Conduit Investors:  CRC Funding, LLC, CAFCO, LLC, CHARTA, LLC and CIESCO, LLC

Committed Investor:  Citibank, N.A.

Commitment of Citibank, N.A.:  $116,666,666

Managing Agent: Citibank, N.A.

Schedule II to Amendment No. 9 to

Transfer and Administration Agreement

Schedule IV

Special Concentration Limits

Obligor Name	Concentration Limit
J.B. Hunt Transport Service, Inc.	6.00%
Duke Energy Corporation	5.00%
Archer Daniels Midland Company	5.00%

Schedule III to Amendment No. 9 to

Transfer and Administration Agreement

SCHEDULE 11.3
Address and Payment Information

If to Bank of America:

214 North Tryon Street

NC1-027-15-04

Charlotte,  NC  28202

Attn:  Securitization Finance Group

Fax:  (980) 387-2828

Tel:  (980) 388-9464

Payment Information:

Bank of America, N.A.

ABA:  026-009-593

Account Name: Bilateral Clearing Acct.

Ref: Thoroughbred Funding, Inc.

Account Number: 004426457864

If to Victory Receivables Corporation:

c/o The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

New York Branch

1251 Avenue of the Americas

New York, New York 10020

Attention: Securitization Group

Fax: (212) 782-6448

Tel: (212) 782-4911

If to The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

New York Branch:

1251 Avenue of the Americas

New York, New York 10020

Attention: Securitization Group

Fax: (212) 782-6448

Tel: (212) 782-4911

Payment Information:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

Account Title: VRC

ABA: 026-009-632

Account Number: 310-051-428

Ref: Thoroughbred Funding Inc.

If to Citibank, N.A.: 390 Greenwich Street, 1st Floor New York, New York 10013 Attn: Junette Earl Fax: (646) 843-3661 Tel: (212) 723-3704
Payment Information: Citibank NA ABA: 021000089 Account Name CRC LLC REDEMPTION A/C Account Number: 40517805
If to CRC Funding, LLC, CAFCO, LLC, CHARTA, LLC or CIESCO, LLC: c/o Citibank, N.A. 750 Washington Street Stamford, CT 06901 Attn: Bob Kohl Fax: (914) 274-9038 Tel: (203) 975-6383

If to the SPV:
Thoroughbred Funding, Inc
Three Commercial Place
Norfolk, VA 23510
Telephone:	(757) 629-2780
Facsimile:	(757) 629-2361

Payment Information:
Wells Fargo Bank, National Association
ABA: 121000248
Account Number: 2000035260855
Ref: Thoroughbred Funding Inc Norfolk, VA

If to the Originator, NSC or the Servicer:

Norfolk Southern Railway Company
Norfolk Southern Corporation
Three Commercial Place
Norfolk, VA 23510
Telephone:	(757) 629-2780
Facsimile:	(757) 629-2361

If to the Administrative Agent:
1251 Avenue of the Americas New York, New York 10020 Attention: Securitization Group Fax: (212) 782-6448 Tel: (212) 782-4911

Payment Information: The Bank of Tokyo-Mitsubishi UFJ, Ltd. Account Title: VRC ABA: 026-009-632 Account Number: 310-051-428 Ref: Thoroughbred Funding Inc.

Schedule IV to Amendment No. 9 to

Transfer and Administration Agreement

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